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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 30 June 1999


                                 ALPNET, Inc.
                                 ------------
            (Exact name of registrant as specified in its charter)


              Utah                       0-15512                 87-0356708
              ----                       -------                 ----------
(State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                           4460 South Highland Drive,
                                   Suite #100
                        Salt Lake City, Utah 84124-3543
                        -------------------------------
          (Address of principal executive offices including zip code)

                                 (801) 273-6600
                                 --------------
                        (Registrant's telephone number,
                              including area code)

                                 Not applicable
                                 --------------
          (Former name or former address if changed since last report)
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ITEM 2     ACQUISITION OR DISPOSITION OF ASSETS
           ------------------------------------

     On June 30, 1999, the Registrant entered into a Stock Purchase Agreement to acquire the entire outstanding share capital of EP Publishing Partners Gmbh ("EP"), a German corporation based in Nuremburg, Germany. EP designs and develops custom built computer software systems for document, information and translation management. In the last 3 years, EP has developed and implemented a sophisticated management system for a large European institution providing a unified translation management tool which is used to produce approximately 30,000 pages per month. EP employs 15 people and has projected 1999 revenues prior to acquisition of approximately $ 1.3 million.

     The consideration for the acquisition was approximately $ 900,000 paid as follows;

     Cash                                                               $141,000

     8% unsecured note due in one year                                  $363,000

     8% unsecured notes due 1/3rd each in 36, 48 and 60 months,         $151,000
     convertible to common shares

     49,518 shares of ALPNET, Inc. common stock                         $112,000

     Assumption of net liabilities                                      $133,000
                                                                        --------

     Total                                                              $900,000
                                                                        ========

     The consideration was determined through negotiation based on the business, assets (principally technology), liabilities and future prospects of EP. The cash element of the consideration was funded by working capital.

     Certain of the former shareholders of EP are employees, all of whom have been retained on terms and conditions identical to those prior to acquisition without enhancement.


ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (a) The Registrant will file the financial statements of EP required to be filed herewith by amendment to the current report.

     (b) The Registrant will file the pro-forma financial information required to be filed herewith by amendment to the current report.


     (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.:  Description
-----------   -----------

2.1    Stock Purchase Agreement, dated June 30, 1999


SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ALPNET INC.


                                        By:  /s/ JOHN W. WITTWER
                                           ---------------------------------
                                        Name:  John W Wittwer
                                        Title:  Chief Financial Officer



Date:  July 15, 1999
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                                 Exhibit Index

2.1.  Stock Purchase Agreement, dated June 30, 1999